Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

(As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gregory A. Marsh, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of Aurora Diagnostics Holdings, LLC (the “Registrant”), certify, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2012 of the Registrant (the “Report”), that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gregory A. Marsh
Name:	Gregory A. Marsh
Title:	Chief Financial Officer (Principal Financial Officer)
Date:	March 25, 2013